Exhibit 10.12

Patent License Contract

Patent Name: Protection System for Bridgearm Shoot-through of 6KV Three-level Inverter with Integrated Gate Commutated Thyristor

Patent Number: ZL021211124.0

Trademark Licenser (Party A): Zhongshan Mingyang Electrical Appliance Co., Ltd.

Address:	Daling Administrative District, Torch Hi-tech Industrial Development Zone, Zhongshan, Guangdong, P.R. China

Representative: Jinfa, Wang

Trademark Licensee (Party B):	Guangdong Mingyang Wind Power Technology Co., Ltd.

Address:	Mingyang Industry Park, Jianye Road, Torch Hi-tech Industrial Development Zone, Zhongshan, Guangdong, P.R. China

Representative: Gang, Li

Place of Signing: Zhongshan Mingyang Electrical Appliance Co., Ltd.

Date of Signing: October 5th, 2006

Expiry Date: October 5th, 2011

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Supervised by the Patent Office of the People’s Republic of China

WHEREAS, the Licensor Zhongshan Mingyang Electrical Appliance Co., Ltd. owns the invention with a patent name of “Protection System for Bridgearm Shoot-through of 6KV Three-level Inverter with Integrated Gate Commutated Thyristor”, and a patent number of ZL021211124.0;

WHEREAS, the Licensee Guangdong Mingyang Wind Power Technology Co., Ltd. has all the qualifications needed to exploit the aforesaid patent, and acknowledged the Licensor’s patented technologies, hoping to obtain the rights to use the aforesaid patented technologies;

WHEREAS, the Licensor agrees to licensed the requested patent to the Licensee.

Hereby agrees as follow:

ARTICLE 1

The patent referred to herein is the No. ZL021211124.0 invention patent authorized by the State Intellectual Property Office with a patent name of “Protection System for Bridgearm Shoot-through of 6KV Three-level Inverter with Integrated Gate Commutated Thyristor”, which is granted by the Licenser to the Licensee.

ARTICLE 2

This Contract is an exclusive license in China.

ARTICLE 3

The Licenser provides the Licensee with the No. ZL021211124.0 invention patent with a patent name of “Protection System for Bridgearm Shoot-through of 6KV Three-level Inverter with Integrated Gate Commutated Thyristor”.

ARTICLE 4

The license fee is in the amount of RMB¥2.5 million.

ARTICLE 5

This Contract shall be effective upon signature and seal of both parties, with a contract life of five years.

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Supplementary Agreement

Subject to the Patent Licensing Contract entered into between the Licenser Zhongshan Mingyang Electrical Appliance Co., Ltd. and the Licensee Guangdong Mingyang Wind Power Technology Co., Ltd., the two parties hereby entered into the following Supplementary Agreement.

ARTICLE 1

Patent Number: ZL021211124.0

Patent Name: Protection System for Bridgearm Shoot-through of 6KV Three-level Inverter with Integrated Gate Commutated Thyristor.

ARTICLE 2

The aforesaid Patent Licensing Contract remains in force.

ARTICLE 3

The aforesaid Patent Licensing Contract shall be filed for high-tech enterprises certification.

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